UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

CORPORATE RESOURCE SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 11th Floor, New York, NY 10038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646)-443-2380

                                                     None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the board of directors (the “Board”) of Corporate Resource Services, Inc. (the “Company”) held on May 21, 2012, the Board, amongst other things:

1.	Elected James Foley to the Board to fill a vacancy until such time as his successor is duly elected and qualified;

2.	Accepted the resignation of Robert Cassera as the Chairman of the Board, and appointed John P. Messina as the new Chairman until such time as his successor is duly elected and qualified; and

3.	Confirmed the appointment of the following individuals to the offices listed opposite their respective names until such time as their respective successors are duly elected and qualified:

John P. Messina Sr.	President and Treasurer
Jay H. Schecter	Chief Executive Officer and Secretary
Mark S. Levine	Chief Operating Officer
Frank Vaccaro	President of Sales

Election of James Foley as Director

Mr. Foley, who is 50 years old, was selected to serve on the Board because of his experience in the industry and familiarity with the Company.  He has served as the Chief Financial Officer and Chief Operating Officer of Tri-State Employment Services, Inc. (“TSE”), which together with its related persons owns approximately 90% of the Company, since 2002.  He has been employed by TSE in other capacities since 1997.  Mr. Foley received a Bachelor of Science degree in Economics and Business Administration from Wagner College.

Appointment of Officers and Chairman of the Board

The terms of Mr. Levine’s employment as Chief Operating Officer of the Company include an annual base salary of $300,000, a discretionary annual bonus, an award of 300,000 shares of the Company’s common stock and benefits similar to those provided to other executive officers of the Company.  The terms of Mr. Messina and Mr. Schecter’s employment with TSE as the Company’s President and Treasurer and Chief Executive Officer and Secretary, respectively, remain the same as those reported in the Company’s most recently filed Annual Report on Form 10-K.

As a result of the actions taken at the meeting, the following individuals currently serve as directors and officers of the Company:

Name	Age	Title
John P. Messina Sr.	45	President, Treasurer and Chairman
Jay H. Schecter	58	Chief Executive Officer, Secretary and Director
Michael J. Golde	43	Chief Financial Officer
Mark S. Levine	51	Chief Operating Officer
Frank Vaccaro	55	President of Sales
Robert Cassera	49	Director
Joseph Cassera	52	Director
Dr. Anthony John Polemeni	76	Director
James Foley	50	Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

	By:	/s/ Jay H. Schecter
	Name:	Jay H. Schecter
	Title:	Chief Executive Officer

Date: May 24, 2012

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